Exhibit 10.2

INCREMENTAL TERM LOAN
AND EXTENSION AGREEMENT

CATHAY BANK 777 North Broadway Los Angeles, CA 90012
OPUS BANK 1055 Wilshire Blvd, Suite GND3 Los Angeles, CA 90017	UMPQUA BANK 11440 West Bernardo Court Suite 300 San Diego, CA 9212

March 2, 2017
Encore Capital Group, Inc.
3111 Camino Del Rio North
Suite 1300
San Diego, California
Attention:    Chief Financial Officer
Re: Incremental Term Loan and Extension Agreement
Ladies and Gentlemen:
Reference is hereby made to that certain Third Amended and Restated Credit Agreement, dated as of December 20, 2016 (as amended, restated, modified, supplemented, extended or replaced from time to time, the “Credit Agreement”), by and among Encore Capital Group, Inc. (“Borrower”), the several banks and other financial institutions and lenders from time to time party thereto (the “Lenders”), SunTrust Bank, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent, issuing bank and swingline lender. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings set forth in the Credit Agreement. This Incremental Term Loan and Extension Agreement (this “Agreement”) (i) is an “Incremental Facility Amendment” (as defined in the Credit Agreement) and an amendment to the Credit Agreement for purposes of effecting an Extension, and the Credit Agreement is hereby amended in accordance with the terms and conditions herein and (ii) shall be deemed to be a “Loan Document” under the Credit Agreement.
At the request of the Borrower, Cathay Bank (the “Incremental Lender”) hereby agrees to make an Incremental Term Loan to the Borrower in the amount of $279,017.86 (the “Incremental Term Loan”). The Incremental Term Loan provided pursuant to this Agreement shall be subject to all of the terms and conditions set forth in the Credit Agreement, including without limitation, Section 2.5 thereof; provided that, notwithstanding anything set forth in Section 2.24(a) of the Credit Agreement, the Administrative Agent hereby waives the minimum principal amount required for an Incremental Facility in connection with the Incremental Term Loan to be provided as contemplated hereby. As of the date hereof, after giving effect to the making of the Incremental Term Loan, the aggregate principal amount of the Term Loan A-3 held by the Incremental Lender is $1,752,232.15.
The Incremental Lender, the Borrower and the Administrative Agent each acknowledges and agrees that the Incremental Term Loan provided pursuant to this Agreement shall constitute a “Term Loan” for all purposes of the Credit Agreement and the other applicable Loan Documents. Furthermore, each of the parties to this Agreement hereby agrees that (i) the Incremental Term Loan shall be subject to the terms set forth on Annex II hereto, (ii) except as otherwise expressly set forth herein, the Incremental Term Loan shall be on the same terms and conditions as the Term Loan A-3 under the Credit Agreement and (iii) the

Incremental Term Loan shall constitute a “Term Loan A-3” for all purposes of the Credit Agreement and the other applicable Loan Documents.
At the request of the Borrower, (a) each of Cathay Bank and Umpqua Bank (each a “TLA2 Extending Lender” and together, the “TLA2 Extending Lenders”) hereby agrees to extend the maturity date of 100% of the Term Loan A-2 held by each such TLA2 Extending Lender (the “Extended Term Loan A-2”) to the Term Loan A-3 Maturity Date and (b) each of Cathay Bank, Opus Bank and Umpqua Bank (each a “2019 Extending Lender” and, collectively, the “2019 Extending Lenders”; the 2019 Extending Lenders and the TLA2 Extending Lenders, collectively, the “Extending Lenders”) hereby agrees to extend the termination date of 100% of the Revolving Commitments held by such 2019 Extending Lender (the “Extended Revolving Commitments) to the Revolving Commitment Termination Date (to the extent the termination date of such Revolving Commitments held by such Lenders is not currently on the Revolving Commitment Termination Date). In connection with the Extended Term Loan A-2 and Extended Revolving Commitments, the Borrower hereby waives any minimum extension amount as may be required in the Credit Agreement. As of the date hereof, after giving effect to the extension of the maturity date and termination date of the Extended Term Loan A-2 and Extended Revolving Commitments, respectively, by the Extending Lenders (the “Extension”), the aggregate principal amount of each TLA2 Extending Lender’s Term Loan A-3 and each 2019 Extending Lender’s Revolving Commitment are as set forth on Annex I. Each of the parties to this Agreement hereby agrees that the Extended Term Loan A-2 shall constitute a “Term Loan A-3” for all purposes of the Credit Agreement and the other applicable Loan Documents.
In order to effect the Extension and the making of the Incremental Term Loan, in each case, as contemplated hereby, each party hereto acting pursuant to Sections 2.24(d) and 2.25(c) of the Credit Agreement, hereby agrees that the Credit Agreement is hereby amended as follows:

1)	The definition of “Term Loan A-3” is hereby amended and restated to read in its entirety as follows:

“Term Loan A-3”: shall mean (i) a Term Loan A-2 that has been converted pursuant to Section 2.5(b), (ii) an additional Term Loan A-3 made by an Increasing Lender on the Closing Date pursuant to Section 2.5(c) or (iii) any Incremental Term Loan or Extended Term Loan made or extended after the Closing Date and designated as a Term Loan A-3 in the relevant Incremental Facility Amendment or other instrument pursuant to which such loan is made or extended.

2)	Section 2.9(g) is hereby amended by replacing the part therein that reads “$88,250,231.44” with “$92,580,588.57”.
Upon the date of (i) the execution of a counterpart of this Agreement by the Incremental Lender, the Extending Lenders, the Administrative Agent, the Borrower and each Guarantor, (ii) the delivery to the Administrative Agent of a fully executed counterpart (including by way of facsimile or other form of electronic transmission permitted under the Credit Agreement) hereof, (iii) the payment of any fees as agreed between Borrower and SunTrust Robinson Humphrey, Inc. (“STRH”) set forth in that certain Engagement Letter, dated November 14, 2016 by and between Borrower and STRH, and (iv) the satisfaction (or waiver in writing) of any other conditions precedent set forth in Section 5 of Annex II hereto (such date, the “Agreement Effective Date”) (a) the Incremental Lender shall fund the Incremental Term Loan on the terms, and subject to the conditions, set forth in the Credit Agreement and in this Agreement and (b) the extension of the maturity date and termination date of the Extended Term Loan A-2 and Extended Revolving Commitments, respectively, contemplated hereby shall each become effective. As of the Agreement Effective Date, and after giving effect to transactions contemplated by this Agreement, the aggregate outstanding principal amount of the Term Loans and/or the Revolving Commitments held by each of the Lenders are as set forth on Annex III and Annex IV respectively.

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Each of the Borrower and each Guarantor acknowledges and agrees that (i) it shall be liable for all Obligations with respect to the Incremental Term Loan created hereunder and the Extended Term Loan A-2 and Extended Revolving Commitments that are extended hereunder and (ii) all such Obligations (including the Incremental Term Loan, the Extended Term Loan A-2 and Extended Revolving Commitments) shall constitute (and be included in the definition of) “Secured Obligations” under the Credit Agreement and be entitled to the benefits of the respective Collateral Documents and the Guaranty Agreement as, and to the extent, provided in the Credit Agreement and in such other Loan Documents.
The Borrower may accept this Agreement by signing the enclosed copies in the space provided below, and returning one copy of same to the Incremental Lender and each Extending Lender and one copy to the Administrative Agent before the close of business on March 2, 2017. If the Borrower does not so accept this Agreement by such time, the obligations of the Incremental Lender to provide the Incremental Term Loan set forth in this Agreement and Extension contemplated by this Agreement shall be deemed canceled and of no force or effect.
After the execution and delivery to the Administrative Agent of a fully executed copy of this Agreement (including by way of counterparts and by facsimile transmission) by the parties hereto, this Agreement may only be changed, modified or varied by written instrument in accordance with the requirements for the modification of Loan Documents pursuant to Section 10.2 of the Credit Agreement.
THIS AGREEMENT AND THE OBLIGATIONS HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (BUT, IN ANY EVENT, GIVING EFFECT TO SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).
[Signature Pages Follow]

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Very truly yours,

CATHAY BANK
By: /s/ Scott Kim________________________
Name: Scott Kim________________________
Title: VP & Portfolio Manager_____________

OPUS BANK
By: /s/ Ramsey Naber_____________________
Name: Ramsey Naber___________________
Title: SVP_________________________

UMPQUA BANK
By: /s/ Mark J. Lee_______________________
Name: Mark J. Lee_______________________
Title: EVP, Regional Director______________

Agreed and Accepted as of the date first written above:

SUNTRUST BANK, as Administrative Agent,
Issuing Bank and Swingline Lender
By: /s/ Paula Mueller__________________
Name: Paula Mueller
Title: Director

Agreed and Accepted as of the date first written above:
ENCORE CAPITAL GROUP, INC.
By: /s/ Jonathan Clark_____________________
Name: Jonathan Clark__________________
Title: EVP, Chief Financial Officer and Treasurer

Each Guarantor acknowledges and agrees to each the foregoing provisions of this Incremental Facility Agreement and to the establishment of the Incremental Facility and the Obligations incurred related thereto.

MIDLAND CREDIT MANAGEMENT, INC.
MIDLAND FUNDING LLC
MIDLAND PORTFOLIO SERVICES, INC.
MIDLAND FUNDING NCC-2 CORPORATION
MIDLAND INTERNATIONAL LLC
MRC RECEIVABLES CORPORATION
ASSET ACCEPTANCE CAPITAL CORP.
ASSET ACCEPTANCE, LLC
ATLANTIC CREDIT & FINANCE, INC.

By: /s/ Jonathan Clark ____________________
Name: Jonathan Clark
Title: Treasurer

MIDLAND INDIA LLC

By: /s/ Ashish Masih______________________
Name: Ashish Masih
Title: President

ASSET ACCEPTANCE RECOVERY SERVICES, LLC
ASSET ACCEPTANCE SOLUTIONS GROUP, LLC
LEGAL RECOVERY SOLUTIONS, LLC

By: /s/ Darin Herring______________________
Name: Darin Herring
Title: Vice President, Operations

ATLANTIC CREDIT & FINANCE SPECIAL FINANCE UNIT, LLC
ATLANTIC CREDIT & FINANCE SPECIAL FINANCE UNIT III, LLC

By: /s/ Greg Call__________________________
Name: Greg Call
Title: Secretary

ANNEX I

TLA-2 Extending Lenders:

Lender	Total Term Loan A-3 as of the Agreement Effective Date
Cathay Bank	$1,752,232.15
Umpqua Bank	2,578,124.98
Total	$4,330,357.13

2019 Extending Lenders:

Lender	Revolving Commitment Amount as of the Agreement Effective Date
Cathay Bank	$13,164,285.70
Opus Bank	10,000,000.00
Umpqua Bank	41,041,666.67
Total	$64,205,952.37

ANNEX II
TERMS AND CONDITIONS FOR
INCREMENTAL TERM LOAN AND EXTENSION AGREEMENT
1. Name of Borrower: Encore Capital Group, Inc., a Delaware corporation.
2. Date upon which the Incremental Term Loan is to become effective:    March 2, 2017.
3. Date upon which the Incremental Term Loan matures: the Term Loan A-3 Maturity Date.
4. Applicable Margin: Identical to the “Applicable Margin” as defined in the Credit Agreement.
5. Other Conditions Precedent:
(a)    No Default or Event of Default has occurred and is continuing or will result from (i) the incurrence by the Borrower of the Incremental Term Loan provided by the Incremental Lender as of the date hereof or (ii) the Extension, in each case, as contemplated by the Incremental Term Loan and Extension Agreement;
(b)    the Borrower and its Restricted Subsidiaries are in pro forma compliance with each of the covenants set forth in Article VI of the Credit Agreement as of the last date of the most recently ended Fiscal Quarter after giving effect to the Incremental Term Loan provided by the Incremental Lender under the Incremental Term Loan and Extension Agreement on the date hereof; and
(c)     each of the conditions in Section 3.2 of the Credit Agreement have been satisfied.

ANNEX III

TERM LOAN AMOUNTS, ADDITIONAL TERM LOAN A-3 COMMITMENT AMOUNTS AND INCREMENTAL OR EXTENDED TERM LOAN A-3 AMOUNTS OF INCREASING LENDERS, EXTENDING LENDERS AND NON-EXTENDING LENDERS

Extending Lenders:

Lender	Aggregate Amount of Term Loan A-2 of Existing Lender Converted to Term Loan A-3 on the Closing Date	Additional Term Loan A-3 Commitment of Increasing Lenders as of the Closing Date	Incremental or Extended Term Loan A-3 as of the Agreement Effective Date	Total Term Loan A-3 as of the Agreement Effective Date
SunTrust Bank	$12,690,361.06	$2,331,019.21		$15,021,380.27
Bank of America	13,469,866.33	1,551,513.94		15,021,380.27
ING Capital	7,533,482.17	142,787.76		7,676,269.93
Union Bank, NA	2,260,044.66	2,337,004.18		4,597,048.84
Citibank, NA	5,273,437.52			5,273,437.52
California Bank and Trust	6,428,571.75			6,428,571.75
Flagstar Bank		25,000,000.00		25,000,000.00
Bank Leumi	3,570,870.47	661,272.39		4,232,142.86
Northwest Bank	4,656,250.00	343,750.00		5,000,000.00
Umpqua Bank			2,578,124.98	2,578,124.98
Cathay Bank			1,752,232.15	1,752,232.15
Total	$55,882,883.96	$32,367,347.48	4,330,357.13	$92,580,588.57

Non-Extending Lenders:

Lender	Term Loan A as of the Agreement Effective Date	Term Loan A-1 as of the Agreement Effective Date	Term Loan A-2 as of the Agreement Effective Date
Fifth Third Bank			$7,367,092.84
Deutsche Bank AG New York		$49,500,000.00
Raymond James Bank, N.A.			7,734,375.00
Chang Hwa			1,473,214.30
Israel Discount Bank	$2,723,214.27
Amalgamated Bank	2,042,410.70
Manufacturers Bank	________________	__________________	1,473,214.30
Total	$4,765,624.97	$49,500,000.00	$18,047,896.44

ANNEX IV

REVOLVING COMMITMENT AMOUNTS OF NEW LENDER,
INCREASING LENDERS, EXTENDING LENDERS AND NON-EXTENDING LENDERS

New Lender:

Lender	Revolving Commitment Amount as of the Agreement Effective Date
UMPQUA BANK	$41,041,666.67

Extending Lenders:

Lender	2021 Revolving Commitment Amount as of the Agreement Effective Date
SunTrust Bank	$83,278,619.73
Bank of America	83,278,619.73
ING Capital	67,323,730.07
Credit Suisse AG Cayman Island	50,000,000.00
Union Bank, NA	45,402,951.16
Citibank NA	43,749,999.98
Morgan Stanley Bank NA	40,625,000.00
California Bank and Trust	32,380,952.00
Flagstar Bank	5,000,000.00
PrivateBank and Trust Co.	25,000,000.00
UBS AG	20,000,000.00
Bank Leumi	10,767,857.14
CTBC Bank Corp	10,000,000.00
Opus Bank	10,000,000.00
Cathay Bank	13,164,285.70
TOTAL (New and Extending)	$581,013,682.18

Non-Extending Lenders:

Lender	Revolving Commitment Amount as of the Agreement Effective Date
2017 Lenders
Israel Discount Bank	$16,190,476.19
Amalgamated Bank	15,892,857.14
Total 2017 Lenders	$32,083,333.33
2019 Lenders
Fifth Third Bank	51,070,190.48
Citizens Bank, NA	35,000,000.00
Raymond James Bank, N.A.	20,000,000.00
Chang Hwa	19,345,238.10
Barclays Bank PLC	20,000,000.00
Western Alliance Bank	15,000,000.00
Manufacturers Bank	8,214,285.70
Total 2019 Lenders	$168,629,714.28